EX-99.3 FREQUENTLY USED TERMS AND ADDITIONAL INFORMATION

Exhibit 99.3

Frequently Used Terms

Listed below are definitions of several of ExxonMobil’s key business and financial performance measures and other terms. These definitions are provided to facilitate understanding of the terms and their calculation. In the case of financial measures that we believe constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G, we provide a reconciliation to the most comparable Generally Accepted Accounting Principles (GAAP) measure and other information required by that rule.

EARNINGS EXCLUDING SPECIAL ITEMS

In addition to reporting U.S. GAAP defined net income, ExxonMobil also presents a measure of earnings that excludes earnings from special items quantified and described in our quarterly and annual earnings press releases. Earnings excluding special items is a non-GAAP financial measure, and is included to facilitate comparisons of base business performance across periods. A reconciliation to net income attributable to ExxonMobil is shown on page 5. We also refer to earnings excluding special items as normalized earnings. Earnings per share amounts use the same average common shares outstanding as used for the calculation of earnings per common share and earnings per common share – assuming dilution.

OPERATING COSTS

Operating costs are the combined total of production, manufacturing, selling, general, administrative, exploration, depreciation, and depletion expenses from the Consolidated Statement of Income and ExxonMobil’s share of similar costs for equity companies. Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy costs, staffing, maintenance, and other costs to explore for and produce oil and gas, and operate refining and chemical plants. Distribution and marketing expenses are also included. Operating costs exclude the cost of raw materials, taxes, and interest expense. These expenses are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined below, represent the expenses most directly under management’s control. Information regarding these costs is therefore useful for investors and ExxonMobil management in evaluating management’s performance.

(millions of dollars)	2009	2008	2007	2006	2005
Reconciliation of Operating Costs
From ExxonMobil’s Consolidated Statement of Income
Total costs and other deductions	275,809	393,962	333,073	309,182	310,449
Less:
Crude oil and product purchases	152,806	249,454	199,498	182,546	185,219
Interest expense	548	673	400	654	496
Sales-based taxes	25,936	34,508	31,728	30,381	30,742
Other taxes and duties	34,819	41,719	40,953	39,203	41,554

Subtotal	61,700	67,608	60,494	56,398	52,438
ExxonMobil’s share of equity-company expenses	6,670	7,204	5,619	4,947	4,520

Total operating costs	68,370	74,812	66,113	61,345	56,958

(millions of dollars)	2009	2008	2007	2006	2005
Components of Operating Costs
From ExxonMobil’s Consolidated Statement of Income
Production and manufacturing expenses	33,027	37,905	31,885	29,528	26,819
Selling, general, and administrative expenses	14,735	15,873	14,890	14,273	14,402
Depreciation and depletion	11,917	12,379	12,250	11,416	10,253
Exploration expenses, including dry holes	2,021	1,451	1,469	1,181	964

Subtotal	61,700	67,608	60,494	56,398	52,438
ExxonMobil’s share of equity-company expenses	6,670	7,204	5,619	4,947	4,520

Total operating costs	68,370	74,812	66,113	61,345	56,958

TOTAL SHAREHOLDER RETURN

Shareholder return measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. We calculate shareholder return over a particular measurement period by: dividing (1) the sum of (a) the cumulative value of dividends received during the measurement period, assuming reinvestment, plus (b) the difference between the stock price at the end and at the beginning of the measurement period; by (2) the stock price at the beginning of the measurement period. For this purpose, we assume dividends are reinvested in stock at market prices at approximately the same time actual dividends are paid. Shareholder return is usually quoted on an annualized basis.

EX-99.3 FREQUENTLY USED TERMS AND ADDITIONAL INFORMATION

CAPITAL AND EXPLORATION EXPENDITURES (Capex)

Capital and exploration expenditures are the combined total of additions at cost to property, plant and equipment and exploration expenses on a before-tax basis from the Summary Statement of Income. ExxonMobil’s Capex includes its share of similar costs for equity companies. Capex excludes depreciation on the cost of exploration support equipment and facilities recorded to property, plant and equipment when acquired. While ExxonMobil’s management is responsible for all investments and elements of net income, particular focus is placed on managing the controllable aspects of this group of expenditures.

CAPITAL EMPLOYED

Capital employed is a measure of net investment. When viewed from the perspective of how the capital is used by the businesses, it includes ExxonMobil’s net share of property, plant and equipment and other assets less liabilities, excluding both short-term and long-term debt. When viewed from the perspective of the sources of capital employed in total for the Corporation, it includes ExxonMobil’s share of total debt and equity. Both of these views include ExxonMobil’s share of amounts applicable to equity companies, which the Corporation believes should be included to provide a more comprehensive measure of capital employed.

(millions of dollars)	2009	2008	2007	2006	2005
Business Uses: Asset and Liability Perspective
Total assets	233,323	228,052	242,082	219,015	208,335
Less liabilities and noncontrolling interests share of assets and liabilities
Total current liabilities excluding notes and loans payable	(49,585)	(46,700)	(55,929)	(47,115)	(44,536)
Total long-term liabilities excluding long-term debt	(58,741)	(54,404)	(50,543)	(45,905)	(41,095)
Noncontrolling interests share of assets and liabilities	(5,642)	(6,044)	(5,332)	(4,948)	(4,863)
Add ExxonMobil share of debt-financed equity-company net assets	5,043	4,798	3,386	2,808	3,450

Total capital employed	124,398	125,702	133,664	123,855	121,291

Total Corporate Sources: Debt and Equity Perspective
Notes and loans payable	2,476	2,400	2,383	1,702	1,771
Long-term debt	7,129	7,025	7,183	6,645	6,220
ExxonMobil share of equity	110,569	112,965	121,762	113,844	111,186
Less noncontrolling interests share of total debt	(819)	(1,486)	(1,050)	(1,144)	(1,336)
Add ExxonMobil share of equity-company debt	5,043	4,798	3,386	2,808	3,450

Total capital employed	124,398	125,702	133,664	123,855	121,291

RETURN ON AVERAGE CAPITAL EMPLOYED (ROCE)

Return on average capital employed is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning- and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions.

(millions of dollars)	2009	2008	2007	2006	2005
Return on Average Capital Employed
Net income attributable to ExxonMobil	19,280	45,220	40,610	39,500	36,130
Financing costs (after tax)
Gross third-party debt	(303)	(343)	(339)	(264)	(261)
ExxonMobil share of equity companies	(285)	(325)	(204)	(156)	(144)
All other financing costs – net	(483)	1,485	268	499	(35)

Total financing costs	(1,071)	817	(275)	79	(440)

Earnings excluding financing costs	20,351	44,403	40,885	39,421	36,570

Average capital employed	125,050	129,683	128,760	122,573	116,961

Return on average capital employed – corporate total	16.3%	34.2%	31.8%	32.2%	31.3%

EX-99.3 FREQUENTLY USED TERMS AND ADDITIONAL INFORMATION

ENTITLEMENT VOLUME EFFECTS

Production Sharing Contract Net Interest Reductions • Production Sharing Contract (PSC) net interest reductions are contractual reductions in ExxonMobil’s share of production volumes covered by PSCs. These reductions typically occur when cumulative investment returns or production volumes achieve thresholds as specified in the PSCs. Once a net interest reduction has occurred, it typically will not be reversed by subsequent events, such as lower crude oil prices.

Price and Spend Impacts on Volumes • Price and spend impacts on volumes are fluctuations in ExxonMobil’s share of production volumes caused by changes in oil and gas prices or spending levels from one period to another. For example, at higher prices fewer barrels are required for ExxonMobil to recover its costs. According to the terms of contractual arrangements or government royalty regimes, price or spending variability can increase or decrease royalty burdens and/or volumes attributable to ExxonMobil. These effects generally vary from period to period with field spending patterns or market prices for crude oil or natural gas.

FINDING AND RESOURCE-ACQUISITION COSTS

Finding and resource-acquisition costs per oil-equivalent barrel is a performance measure that is calculated using the Exploration portion of Upstream capital and exploration expenditures and proved property acquisition costs divided by resource additions (in oil-equivalent barrels). ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. In addition to proved reserves, resource additions include quantities of oil and gas that are not yet classified as proved reserves, but which ExxonMobil believes will likely be moved into the proved reserves category and produced in the future.

	2009	2008	2007	2006	2005
Exploration portion of Upstream capital and exploration expenditures (millions of dollars)	3,718	2,871	1,909	2,044	1,693
Proved property acquisition costs (millions of dollars)	676	61	37	234	174

Total exploration and proved property acquisition costs (millions of dollars)	4,394	2,932	1,946	2,278	1,867

Resource additions (millions of oil-equivalent barrels)	2,860	2,230	2,010	4,270	4,365
Finding and resource-acquisition costs per oil-equivalent barrel (dollars)	1.54	1.32	0.97	0.53	0.43

PROVED RESERVES

Proved reserves of oil and gas in this report are determined on the basis that ExxonMobil uses to manage its business. On this basis, “proved reserves” means quantities of oil and gas that ExxonMobil has determined to be reasonably certain of recovery under existing economic and operating conditions under our long-standing, rigorous management review process. We only book proved reserves when we have made significant funding commitments for the related projects. ExxonMobil’s reserves are different from proved reserves as defined by U.S. Securities and Exchange Commission (SEC) rules and included in our Annual Report on Form 10-K and Proxy Statement.

A principal difference between the ExxonMobil and SEC definitions is the price assumption used. Proved reserves in this report are based on the same price and cost assumptions we use to make investment decisions. Proved reserves as defined by the SEC are based on historical market prices: beginning in 2009, the average of the market prices on the first day of each calendar month during the year; for prior years, the market price on December 31. References to “price/cost effects” mean the effect of using SEC historical prices and costs.

For years prior to 2009, another key difference was the treatment of oil sands reserves extracted in mining operations, as well as reserves attributable to equity companies. In this report, oil sands reserves and our share of equity company reserves are included in ExxonMobil’s proved reserves for all periods. Under SEC definitions applicable to the prior years, these volumes were separately reported.

The table below shows year-end proved reserves on these different bases:

(billions of oil-equivalent barrels)	2009	2008	2007	2006	2005
Basis
ExxonMobil	23.3	22.8	22.7	22.7	22.4
SEC	23.0	23.0	22.5	22.8	22.4

RESOURCES, RESOURCE BASE, AND RECOVERABLE RESOURCES

Resources, resource base, recoverable resources, recoverable oil, recoverable hydrocarbons, and similar terms used in this report are the total remaining estimated quantities of oil and gas that are expected to be ultimately recoverable. The resource base includes quantities of oil and gas that are not yet classified as proved reserves, but which ExxonMobil believes will likely be moved into the proved reserves category and produced in the future. The term “resource base” is not intended to correspond to SEC definitions such as “probable” or “possible” reserves.

PROVED RESERVES REPLACEMENT RATIO

Proved reserves replacement ratio is a performance measure that is calculated using proved oil-equivalent reserves additions divided by oil-equivalent production. Both proved reserves additions and production include amounts applicable to equity companies. Unless otherwise specified, ExxonMobil reports this ratio on the basis of the company’s definition of proved reserves. See “Proved Reserves” above.

EX-99.3 FREQUENTLY USED TERMS AND ADDITIONAL INFORMATION

PROVED RESERVES REPLACEMENT COSTS

Proved reserves replacement costs per oil-equivalent barrel is a performance measure ratio. Proved reserves replacement costs per barrel are costs incurred in property acquisition and exploration, plus costs incurred in development activities, divided by proved oil-equivalent reserves additions, excluding sales. Unless otherwise specified, ExxonMobil reports these costs on the basis of ExxonMobil’s definition of proved reserves. See “Proved Reserves” on previous page.

(millions of dollars)	2009	2008	2007	2006	2005
Costs incurred
Property acquisition costs	1,285	663	194	597	453
Exploration costs	3,111	2,272	1,762	1,685	1,420
Development costs	17,130	14,633	11,570	12,103	10,561

Total costs incurred	21,526	17,568	13,526	14,385	12,434

(millions of dollars)	2009	2008	2007	2006	2005
Proved oil-equivalent reserves additions
Revisions	853	211	1,793	390	377
Improved recovery	15	8	35	29	31
Extensions/discoveries	1,118	1,413	251	881	1,461
Purchases	1	—	2	755	122

Total oil-equivalent reserves additions	1,987	1,632	2,081	2,055	1,991

Proved reserves replacement costs (dollars per barrel)	10.83	10.76	6.50	7.00	6.25

HEAVY OIL AND OIL SANDS

Heavy oil, for the purpose of this report, includes heavy oil, extra heavy oil, and bitumen, as defined by the World Petroleum Congress in 1987 based on American Petroleum Institute (API) gravity and viscosity at reservoir conditions. Heavy oil has an API gravity between 10 and 22.3 degrees. The API gravity of extra heavy oil and bitumen is less than 10 degrees. Extra heavy oil has a viscosity less than 10 thousand centipoise, whereas the viscosity of bitumen is greater than 10 thousand centipoise. The term “oil sands” is used to indicate heavy oil (generally bitumen) that is recovered in a mining operation.

CASH FLOW FROM OPERATIONS AND ASSET SALES

Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds from sales of subsidiaries, investments, and property, plant and equipment from the Summary Statement of Cash Flows. This cash flow is the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. The Corporation employs a long-standing and regular disciplined review process to ensure that all assets are contributing to the Corporation’s strategic objectives. Assets are divested when they are no longer meeting these objectives or are worth considerably more to others. Because of the regular nature of this activity, we believe it is useful for investors to consider sales proceeds together with cash provided by operating activities when evaluating cash available for investment in the business and financing activities, including shareholder distributions.

(millions of dollars)	2009	2008	2007	2006	2005
Net cash provided by operating activities	28,438	59,725	52,002	49,286	48,138
Sales of subsidiaries, investments and property, plant and equipment	1,545	5,985	4,204	3,080	6,036

Cash flow from operations and asset sales	29,983	65,710	56,206	52,366	54,174

DISTRIBUTIONS TO SHARE HOLDERS

The Corporation distributes cash to shareholders in the form of both dividends and share purchases. Shares are purchased both to reduce shares outstanding and to offset shares issued in conjunction with company benefit plans and programs. For purposes of calculating distributions to shareholders, the Corporation only includes the cost of those shares purchased to reduce shares outstanding.

(millions of dollars)	2009	2008	2007	2006	2005
Dividends paid to ExxonMobil shareholders	8,023	8,058	7,621	7,628	7,185
Cost of shares purchased to reduce shares outstanding	18,000	32,000	28,000	25,000	16,000

Distributions to ExxonMobil shareholders	26,023	40,058	35,621	32,628	23,185

Memo: Gross cost of shares purchased to offset shares issued under benefit plans and programs	1,703	3,734	3,822	4,558	2,221

EX-99.3 FREQUENTLY USED TERMS AND ADDITIONAL INFORMATION

FUNCTIONAL EARNINGS(1)

	2009 Quarters
(millions of dollars)	First	Second	Third	Fourth	2009	2008	2007	2006	2005
Earnings (U.S. GAAP)
Upstream
United States	360	813	709	1,011	2,893	6,243	4,870	5,168	6,200
Non-U.S.	3,143	2,999	3,303	4,769	14,214	29,159	21,627	21,062	18,149
Total	3,503	3,812	4,012	5,780	17,107	35,402	26,497	26,230	24,349

Downstream
United States	352	(15)	(203)	(287)	(153)	1,649	4,120	4,250	3,911
Non-U.S.	781	527	528	98	1,934	6,502	5,453	4,204	4,081
Total	1,133	512	325	(189)	1,781	8,151	9,573	8,454	7,992

Chemical
United States	83	79	315	292	769	724	1,181	1,360	1,186
Non-U.S.	267	288	561	424	1,540	2,233	3,382	3,022	2,757
Total	350	367	876	716	2,309	2,957	4,563	4,382	3,943

Corporate and financing	(436)	(741)	(483)	(257)	(1,917)	(1,290)	(23)	434	(154)

Net income attributable to ExxonMobil (U.S. GAAP)	4,550	3,950	4,730	6,050	19,280	45,220	40,610	39,500	36,130

Earnings per common share(2) (dollars)	0.92	0.82	0.98	1.27	3.99	8.70	7.31	6.64	5.74
Earnings per common share – assuming dilution(2) (dollars)	0.92	0.81	0.98	1.27	3.98	8.66	7.26	6.60	5.70

Special Items

Upstream
United States	—	—	—	—	—	—	—	—	—
Non-U.S.	—	—	—	—	—	1,620	—	—	1,620
Total	—	—	—	—	—	1,620	—	—	1,620

Downstream
United States	—	—	—	—	—	—	—	—	(200)
Non-U.S.	—	—	—	—	—	—	—	—	310
Total	—	—	—	—	—	—	—	—	110

Chemical
United States	—	—	—	—	—	—	—	—	—
Non-U.S.	—	—	—	—	—	—	—	—	540
Total	—	—	—	—	—	—	—	—	540

Corporate and financing	—	(140)	—	—	(140)	(460)	—	410	—

Corporate total	—	(140)	—	—	(140)	1,160	—	410	2,270

Earnings Excluding Special Items(3)

Upstream
United States	360	813	709	1,011	2,893	6,243	4,870	5,168	6,200
Non-U.S.	3,143	2,999	3,303	4,769	14,214	27,539	21,627	21,062	16,529
Total	3,503	3,812	4,012	5,780	17,107	33,782	26,497	26,230	22,729

Downstream
United States	352	(15)	(203)	(287)	(153)	1,649	4,120	4,250	4,111
Non-U.S.	781	527	528	98	1,934	6,502	5,453	4,204	3,771
Total	1,133	512	325	(189)	1,781	8,151	9,573	8,454	7,882

Chemical
United States	83	79	315	292	769	724	1,181	1,360	1,186
Non-U.S.	267	288	561	424	1,540	2,233	3,382	3,022	2,217
Total	350	367	876	716	2,309	2,957	4,563	4,382	3,403

Corporate and financing	(436)	(601)	(483)	(257)	(1,777)	(830)	(23)	24	(154)

Corporate total	4,550	4,090	4,730	6,050	19,420	44,060	40,610	39,090	33,860

Earnings per common share(2) (dollars)	0.92	0.85	0.98	1.27	4.02	8.48	7.31	6.57	5.38
Earnings per common share – assuming dilution(2) (dollars)	0.92	0.84	0.98	1.27	4.01	8.44	7.26	6.53	5.34

(1)	Total corporate earnings means net income attributable to ExxonMobil (U.S. GAAP) from the consolidated income statement. Unless indicated, references to earnings, special items, Upstream, Downstream, Chemical, and Corporate and Financing segment earnings, and earnings per share are ExxonMobil’s share after excluding amounts attributable to noncontrolling interests.
(2)	Computed using the average number of shares outstanding during each period. The sum of the four quarters may not add to the full year. Consistent with 2009 reporting, the calculation of prior period earnings per share has been updated to include unvested share-based payment awards that contain nonforfeitable dividend rights.
(3)	See definition on page 1.

EX-99.3 FREQUENTLY USED TERMS AND ADDITIONAL INFORMATION

RETURN ON AVERAGE CAPITAL EMPLOYED(1) BY BUSINESS

(percent)	2009	2008	2007	2006	2005
Upstream
United States	18.2	42.6	34.7	37.1	46.0
Non-U.S.	24.8	56.7	43.7	47.9	45.6
Total	23.4	53.6	41.7	45.3	45.7

Downstream
United States	(2.1)	23.7	65.1	65.8	58.8
Non-U.S.	10.9	34.8	28.7	24.5	22.6
Total	7.1	31.8	37.8	35.8	32.4

Chemical
United States	17.6	16.0	24.9	27.7	23.1
Non-U.S.	12.6	22.4	39.0	36.5	30.9
Total	13.9	20.4	34.0	33.2	28.0

Corporate and financing	N.A.	N.A.	N.A.	N.A.	N.A.

Corporate total	16.3	34.2	31.8	32.2	31.3

(1)	Capital employed consists of ExxonMobil’s share of equity and consolidated debt, including ExxonMobil’s share of amounts applicable to equity companies. See additional information on page 2.

AVERAGE CAPITAL EMPLOYED(1) BY BUSINESS

(millions of dollars)	2009	2008	2007	2006	2005
Upstream
United States	15,865	14,651	14,026	13,940	13,491
Non-U.S.	57,336	51,413	49,539	43,931	39,770
Total	73,201	66,064	63,565	57,871	53,261

Downstream
United States	7,306	6,963	6,331	6,456	6,650
Non-U.S.	17,793	18,664	18,983	17,172	18,030
Total	25,099	25,627	25,314	23,628	24,680

Chemical
United States	4,370	4,535	4,748	4,911	5,145
Non-U.S.	12,190	9,990	8,682	8,272	8,919
Total	16,560	14,525	13,430	13,183	14,064

Corporate and financing	10,190	23,467	26,451	27,891	24,956

Corporate total	125,050	129,683	128,760	122,573	116,961

Average capital employed applicable to equity companies included above	27,684	25,651	24,267	22,106	20,256

(1)	Average capital employed is the average of beginning- and end-of-year business segment capital employed, including ExxonMobil’s share of amounts applicable to equity companies. See additional information on page 2.